EXHIBIT 99.1


FOR IMMEDIATE RELEASE                CONTACT: Dean Oakey -- Financial Inquiries
May 3, 2007                                   213-253-2282
                                              Karen Strickholm - Press Inquiries
                                              505-988-4401
                                              strickholmcompany@msn.com



                     NEW MOTION, INC. ANNOUNCES NAME CHANGE
                                FROM MPLC, INC.,
                          NEW TICKER SYMBOL "NWMO", AND
                               REVERSE STOCK SPLIT


IRVINE, CA -- NEW MOTION INC. (OTCBB: NWMO), formerly MPLC, Inc. announced today that the name of the Company has been changed from MPLC, Inc. to New Motion, Inc. and that the Company completed a 1-for-300 reverse split of the Company's common stock. Concurrent with the reverse split, all classes of the Company preferred stock converted, on a mandatory basis, into shares of common stock. As a result of the reverse split and the conversion of preferred stock, as of May 3, 2007, the Company has approximately 11,680,000 shares of common stock issued and outstanding.

The post-reverse-stock-split common stock of the Company began trading May 3, 2007 on the NASD Over-The-Counter Bulletin Board under the new ticker symbol "NWMO".

ABOUT NEW MOTION, INC.

NEW MOTION, INC. (OTCBB: NWMO), is a digital entertainment company providing a broad range of digital and mobile products and services to consumers. New Motion, Inc. combines the power of the Internet, the latest in mobile technology, and traditional marketing / advertising methodologies to their brands: MOBILESIDEWALK(TM), a mobile entertainment portal, RINGTONECHANNEL, a mobile storefront provider, Bid4Prizes, a low-bid mobile auction game, and GATORARCADE, a premium online and mobile gaming site. Headed by a seasoned team of Internet, new media, entertainment and technology professionals, New Motion, Inc. was founded in 2005 and is headquartered in Irvine, California with a branch office in Los Angeles. WIRED MAGAZINE recently declared New Motion's mobile content capabilities a "rival to those of their mainstream-media counterparts," WIRELESS BUSINESS FORECAST named New Motion "a company to watch," and RCR WIRELESS NEWS noted that New Motion, Inc. is "gaining traction in the direct-to-consumer ring." For more information, please visit www.newmotioninc.com, www.mobilesidewalk.com, www.ringtonechannel.com,
www.bid4prizes.com or www.gatorarcade.com.


FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about NEW MOTION. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of NEW MOTION's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: changing interpretations of generally accepted accounting principles; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which NEW MOTION engaged; demand for the products and services that NEW MOTION provides, general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in NEW MOTION's filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. NEW MOTION assumes no obligation to update the information contained in this press release.



COMPANY CONTACT                              INVESTOR CONTACT
--------------------------------------       -----------------------------------
Allan Legator                                Dean Oakey
New Motion, Inc.                             (213) 253-2282
Chief Financial Officer and  Secretary
(949) 777-3700
                                             MEDIA CONTACT
                                             Karen Strickholm
                                             (505) 988-4401
                                             strickholmcompany@msn.com